UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           Entry into a Material Definitive Agreement.

On September 30, 2010, Synta Pharmaceuticals Corp. (the “Company”) and its wholly owned subsidiary, Synta Securities Corp. (“Synta Securities”), as guarantor, entered into a Loan and Security Agreement (as amended, the “Loan Agreement”) with General Electric Capital Corporation (“GECC”), in its capacity as agent (“Agent”) for GECC and MidCap Funding III, LLC (“MidCap”) as lenders (the “Lenders”), pursuant to which the Company borrowed an aggregate of $15,000,000, the outstanding principal balance of which was $9,600,000 as of March 28, 2013 (the “Initial Term Loan”).

On March 28, 2013 (the “Closing Date”), the Company, Synta Securities and the Lenders entered into the Eighth Amendment to the Loan Agreement (the “Amendment”), pursuant to which the Lenders have made an additional term loan of $12,900,000 to the Company (the “Additional Term Loan” and together with the Initial Term Loan, the “Loan”), bringing the total outstanding principal amount of the Loan to $22,500,000. No additional advances are available under the Loan Agreement. Pursuant to the Amendment, the Loan will accrue interest in arrears from the Closing Date until it is fully repaid at a fixed annual interest rate equal to 9.75%. The Company must make monthly interest payments commencing on April 1, 2013 and must repay principal on the Loan in thirty (30) equal consecutive monthly installments commencing on January 1, 2014. In addition, upon repayment in full of the Loan, the Company is obligated to make a final payment fee equal to 3.5% of the original principal amount of the Loan. The Company may prepay the full amount of the Loan subject to a prepayment premium of 1% in year three, 2% in year two, and 4% in year one of the prepayment amount, which premium will not apply under certain prepayment circumstances.

Except as otherwise set forth in the Amendment, all terms and conditions of the Loan Agreement remain in full force and effect.

The above description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, which is filed as exhibit 10.1.1 hereto and is incorporated by reference herein.

ITEM 2.03                                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1.1	Eighth Amendment to Loan and Security Agreement dated as of March 28, 2013 by and among the Company, Synta Securities Corp., General Electric Capital Corporation, and MidCap Funding III, LLC.

10.1.2	Amended and Restated Promissory Note issued by the Registrant to General Electric Capital Corporation.

10.1.3	Amended and Restated Promissory Note issued by the Registrant to MidCap Funding III, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: April 1, 2013	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1.1	Eighth Amendment to Loan and Security Agreement dated as of March 28, 2013 by and among the Company, Synta Securities Corp., General Electric Capital Corporation, and MidCap Funding III, LLC.

10.1.2	Amended and Restated Promissory Note issued by the Registrant to General Electric Capital Corporation.

10.1.3	Amended and Restated Promissory Note issued by the Registrant to MidCap Funding III, LLC.